Exhibit 10.21.2

ZERO NOX, INC.

SECOND AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

Prepayment Amount: $100,000	Date: March 6, 2023

Pursuant to Section 9.7 of the $5,000,000 Convertible Promissory Note dated March 11, 2022 (“Note”), Zero Nox, Inc. (the “Company”) and Premier Trailer Manufacturing Inc. (“Holder”) hereby amend the Note to provide for a partial repayment of principal by the Company in the amount of $100,000.

Now therefore, the undersigned Holder, at 30517 Ivy Rd, Visalia, CA 93291, consents to and confirms that the Company, at 1343 S. Main Street, Porterville, California 93257, paid $100,000 to Holder on March 6, 2023. Holder acknowledges this payment will be applied to the outstanding Note’s principal balance and thereby reduce the “Actual Conversion Amount” as defined in the Note, with no interest having accrued on this prepayment amount.

A. Signatures

This Second Amendment to Convertible Promissory Note shall be signed by Gene Cuelho, on behalf of Premier Trailer Manufacturing Inc., and Vonn R. Christenson, on behalf of Zero Nox Inc.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to Convertible Promissory Note to be signed in their name as of the date first written above.

THE COMPANY

Zero Nox, Inc.

By:	/s/ Vonn R. Christenson

Name: Vonn R. Christenson

Title: Chief Executive Officer

AGREED AND ACKNOWLEDGED:

HOLDER:

Premier Trailer Manufacturing Inc.

By:	/s/ Gene Cuelho

Name: Gene Cuelho

Title: Chief Executive Officer

[SIGNATURE PAGE TO SECOND Amendment to CONVERTIBLE Promissory NOTE]